FIREPOND, INC.

COMMON STOCK PURCHASE AGREEMENT

APRIL 24, 2008

FIREPOND, INC.

COMMON STOCK PURCHASE AGREEMENT

THIS COMMON STOCK PURCHASE AGREEMENT (the “Agreement”) is entered into as of April 24, 2008 by and between Firepond, Inc., a Delaware corporation (the “Company”), and FP Tech Holdings, LLC, a Texas limited liability company (the “Investor”).

R E C I T A L S:

WHEREAS, the Company desires to sell and the Investor desires to purchase the total number of shares of the common stock of the Company (“Common Stock”) as is set forth  on Schedule I attached hereto at a price of $1.40 per share;

WHEREAS, the Company desires to sell and the Investor desires to purchase an option (the “Option”) to purchase up to 357,143 shares of Common Stock at any time on or before July 30, 2008 (the “Option Period”) at an exercise price of $1.40 per share;

WHEREAS, pursuant to that certain Equipment Lease Agreement dated February 11, 2008, the Investor maintains for the benefit of the Company an equipment line of financing (the “Equipment Line”);

WHEREAS, in lieu of cash payment for the aggregate outstanding balance (including principal and interest owing) under the Equipment Line, as is set forth on Schedule I attached hereto, the Investor has requested, and the Company has agreed, to convert the outstanding balance under the Equipment Line into shares of Common Stock of the Company at a price of $1.40 per share;

WHEREAS, the Investor holds certain Senior Secured Convertible Notes of the Company, due January 24, 2009, issued in the aggregate amounts (including principal and interest owing) as is set forth on Schedule I attached hereto (the “Notes”);

WHEREAS, in lieu of cash payment of the outstanding balances of the Notes, the Investor has requested, and the Company has agreed, to convert the aggregate outstanding balances, including principal and interest accrued as of date hereof, of the Notes into shares of Common Stock at a price of $1.40 per share; and

WHEREAS, the Company and the Investor desire to set forth certain agreements and certain terms and conditions regarding (i) the purchase and sale of the Common Stock of the Company; (ii) the purchase and sale of the Option; (iii) the satisfaction of the outstanding aggregate balance under the Equipment Line and the issuance of Common Stock related thereto; and (iv) the cancellation of the Notes and the issuance of Common Stock related thereto.

A G R E E M E N T:

NOW, THEREFORE, in consideration of the foregoing premises, the respective representations, warranties and covenants contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I

PURCHASE AND SALE OF COMMON STOCK AND OPTION

1.1	Issuance and Sale of Common Stock to Investor.

.  Subject to the terms and conditions of this Agreement, the Investor agrees to purchase, and the Company agrees to sell and issue to the Investor, at a price of $1.40 per share, that number of shares of Common Stock set forth on Schedule I hereto for the aggregate purchase price set forth thereon.

1.2	Delivery of Certificates; Payment of Purchase Price.

.  At the Closing, the Company shall deliver to the Investor a certificate registered in the Investor’s name representing that number of shares of Common Stock set forth on Schedule I against payment of the purchase price therefor by check, wire transfer, cancellation or conversion of indebtedness, or any combination thereof.  The Investor shall surrender to the Company for cancellation at the Closing its original Notes or shall execute an instrument of cancellation in form and substance acceptable to the Company.

1.3	Grant of Option to Investor.

.  Subject to the terms and conditions of this Agreement, the Investor agrees to purchase, and the Company agrees to grant to the Investor, at an exercise price of $1.40 per share, that certain Option to purchase on or before the end of the Option Period, 357,143 shares of Common Stock.

1.4	Closing.

.  Subject to the terms and conditions of this Agreement, the closing (the “Closing”) of the purchase and sale of the Common Stock described in this Section shall take place at the offices of Andrews Kurth LLP, 111 Congress Avenue, Suite 1700, Austin, Texas 78701, at 10:00 a.m., Austin, Texas time, on the date hereof, or at such other time and place as the Company and Investor mutually may agree.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to the Investor as of the date hereof that:

2.1	Organization, Good Standing and Qualification; Corporate Power.

.

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

(b) The Company has all requisite corporate power and authority (i) to own and operate its properties and assets and to carry on its business as now conducted and as presently proposed to be conducted, (ii) to execute and deliver this Agreement, (iii) to sell and issue the Common Stock pursuant to this Agreement, (iv) to grant the Option pursuant to this Agreement, and (v) to carry out and perform the provisions of this Agreement.

2.2	Authorization.

.  All corporate action on the part of the Company, its officers, directors and stockholders necessary for (i) the authorization, execution, delivery and performance of this Agreement and (ii) the authorization, sale and issuance of the Common Stock being sold hereunder has been taken or will be taken prior to the Closing.  This Agreement constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

2.3	Valid Issuance of Common Stock.

.  The Common Stock that is being purchased by the Investor hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly authorized, validly issued, fully paid and nonassessable, and will be free of restrictions on transfer other than restrictions under applicable state and federal securities laws.

2.4	Offering.

.  Subject in part to the truth and accuracy of each Investor’s representations set forth in ARTICLE III of this Agreement, the offer, sale and issuance of the Common Stock as contemplated by this Agreement are exempt from the registration or qualification requirements of the Securities Act, and any applicable state securities laws, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

The Investor hereby represents and warrants to the Company that:

3.1	Authorization.

.  All action on the part of the Investor and, as applicable, its officers, directors, partners, members, managers and stockholders necessary for the authorization, execution and delivery of this Agreement and the performance of all of its obligations hereunder, have been taken or will be taken prior to the Closing.  The Investor has full power and authority to enter into this Agreement, and each such agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

3.2	Purchase Entirely for Own Account.

.  The Common Stock to be purchased by the Investor (the “Securities”), will be acquired for investment for the Investor’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Investor further represents that the Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Securities.

3.3	Investment Experience.

.  The Investor has experience with investments in securities of companies and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities.  If other than an individual, the Investor also represents it has not been organized for the purpose of acquiring the Securities.

3.4	Accredited Investor.

.  The Investor is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act, as such rule is presently in effect.

3.5	Brokers.

.  The Investor has no contract, arrangement or understanding with any broker, finder or similar agent with respect to the transactions contemplated by this Agreement.

3.6	Residency.

.  In the case the Investor is an individual, the state of the Investor’s residency, or, in the case the Investor is a corporation, partnership or other entity, the state of the Investor’s principal place of business, is correctly set forth on Schedule I.

3.7	Restricted Securities.

.  The Investor understands that immediately following its purchase of the Securities hereunder, such Securities will be characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Securities may be resold without registration under the Securities Act, only in certain limited circumstances.  In this connection, the Investor represents that it is familiar with Rule 144 as promulgated by the SEC (“Rule 144”) under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

3.8	Tax Liability.

.  The Investor has reviewed with its own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Investor relies solely on such advisors and not on any statements or representations of the Company, the Company’s counsel, or any of the Company’s agents.  The Investor understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

3.9	Legends.

.  It is understood that the certificates evidencing the Securities shall bear one or all of the following legends:

(a) “THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT AND/OR APPLICABLE STATE SECURITIES LAWS, OR UNLESS THE CORPORATION HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

(b) Any legend required by the laws of the State of Delaware, or any other applicable jurisdiction.

ARTICLE IV

CONDITIONS TO CLOSING

4.1	Conditions to the Investor’s Obligations at Closing.

.  The obligations of the Investor to consummate the Closing are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective against the Investor without its consent in writing thereto:

(a) Debt Restructuring.  Prior to or simultaneous with the Closing, the Company shall have entered into that certain Amendment and Exchange Agreement with the holders of the Amended and Restated Senior Secured Subordinated Notes of the Company, due July 1, 2009, as may be amended from time to time (the “Bridge Notes”), and the Senior Secured Convertible Notes of the Company, due December 31, 2009, as may be amended from time to time (the “Cap Notes”).

(b) Operating Agreement.  Prior to or simultaneous with the Closing, the Company shall have entered into that certain Operating Agreement with CWC Holdings, LLC, a Texas limited liability company.

(c) Legal Opinion. The Investor shall have received the opinion of Vorys, Sater, Seymour and Pease, LLP, the Company’s counsel, dated as of the date hereof, in form and substance reasonably satisfactory to the Investor.

(d) Representations and Warranties.  The representations and warranties of the Company contained in ARTICLE II shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

(e) Performance.  The Company shall have performed and complied in all respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

4.2	Conditions to the Company’s Obligations.

.  The obligations of the Company to the Investor under this Agreement are subject to the fulfillment or waiver in writing on or before the Closing of each of the following conditions by that Investor:

(a) Representations and Warranties.  The representations and warranties of the Investor contained in ARTICLE III shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

(b) Performance.  The Investor shall have performed and complied in all respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by the Investor on or before the Closing.

(c) Payment of Purchase Price.  The Investor shall have delivered the purchase price set forth on Schedule I, including the tender for cancellation the Notes or an affidavit of loss thereof in form acceptable to the Company with respect to any shares of Common Stock the Investor is purchasing in the Closing.

ARTICLE V

FUTURE OFFERINGS

5.1	Grant of Preemptive Right.

.  In the event of a Qualified Financing (as defined below), the Investor shall, if necessary to complete such financing, purchase at least $1,000,000 of the securities issued in the Qualified Financing and shall have the right, but not the obligation, to purchase up to an aggregate of 25% of the securities issued in such Qualified Financing.  For purposes of this Section, a “Qualified Financing” is a transaction or series of related transactions after the date of this Agreement in which the Company issues and sells equity or debt securities in exchange for aggregate gross proceeds of an amount equal to or greater than the aggregate amount outstanding (including principal and interest owing) under the Bridge Notes and Cap Notes, as amended from time to time (excluding amounts received upon conversion of indebtedness).

ARTICLE VI

MISCELLANEOUS

6.1	Note Cancellation.

.  Effective immediately upon the issuance of the shares of Common Stock to the Investor in the amount set forth on Schedule I hereto, the Notes shall be deemed cancelled, terminated and of no further force or effect.

6.2	Satisfaction of Amount Outstanding Under Equipment Line.

.  Effective immediately upon the issuance of the shares of Common Stock to the Investor in the amount set forth on Schedule I hereto, the amount outstanding under the Equipment Line shall be deemed satisfied, forgiven and paid in full.

6.3	Successors and Assigns.

.  Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

6.4	Governing Law.

.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF.

6.5	Notices.

.  All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, by commercial delivery service, mailed by registered or certified mail (return receipt requested), sent via facsimile (with confirmation of receipt) or electronic mail to the parties at the address for such party set forth herein (or at such other address for a party as such party may designate pursuant to this Section 6.5):

(a) If to the Company:

Firepond, Inc.
205 Newbury Street, Suite 204
Framingham, MA 01701
Fax: 508 820 4301
Attn: William Santo
Email: bill.santo@firepond.com stephen@firepond.com

(b) If to the Investor:

At the address set forth below the Investor’s name on Schedule I hereto.

Notice given by facsimile shall be effective upon actual receipt if received during the recipient’s normal business hours, or at the beginning of the recipient’s next business day after receipt if not received during the recipient’s normal business hours.  All notices by facsimile shall be confirmed in writing by the sender promptly after transmission by certified mail or personal delivery.  Any party may change any address to which notice is to be given to it by giving notice as provided above of such change of address.

An electronic communication (“Electronic Notice”) shall be deemed written notice for purposes of this Section 6.5 if sent with return receipt requested to the electronic mail address specified by the receiving party in a signed writing in a nonelectronic form.  Electronic Notice shall be deemed received at the time the party sending Electronic Notice receives verification of receipt by the receiving party.  Any party receiving Electronic Notice may request and shall be entitled to receive the notice on paper, in a nonelectronic form (“Nonelectronic Notice”) which shall be sent to the requesting party within ten (10) days of receipt of the written request for Nonelectronic Notice.

6.6	Amendments and Waivers.

.  Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived, either generally or in a particular instance and either retroactively or prospectively, only with the written consent of the Company and the Investor.

6.7	Entire Agreement.

.  This Agreement, including the schedule attached to this Agreement, and the other documents delivered pursuant to this Agreement constitute the full and entire understanding and agreement among the parties with regard to the subject matter hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

6.8	Telecopy Execution and Delivery.

.  A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties to this Agreement, and an executed copy of this Agreement may be delivered by one or more parties to this Agreement by facsimile or similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.  At the request of any party to this Agreement, all parties to this Agreement agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction of this Agreement.

6.9	Counterparts.

.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature pages follow]

IN WITNESS WHEREOF, the undersigned have executed this Common Stock Purchase Agreement as of the date first above written.

COMPANY

FIREPOND, INC.

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Common Stock Purchase Agreement as of the date first above written.

INVESTOR:

FP TECH HOLDINGS, LLC

By:
Name:
Title: